UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2020

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland D01 H104

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Adient plc (“Adient”) held its 2020 Annual General Meeting of Shareholders on March 12, 2020 (the “2020 Annual General Meeting”). The independent inspector of elections for the 2020 Annual General Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote of shareholders at the 2020 Annual General Meeting, certifying on March 12, 2020 the voting results set forth below.

Proposal One:

Adient’s shareholders elected, by separate resolutions, the following seven directors for a period of one year, expiring at the end of Adient’s Annual General Meeting of Shareholders in 2021, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Julie L. Bushman	78,886,503	1,211,214	193,365	6,707,442
Peter H. Carlin	79,016,100	1,071,844	203,138	6,707,442
Raymond L. Conner	78,645,018	1,428,720	217,344	6,707,442
Douglas G. Del Grosso	79,688,586	434,322	168,174	6,707,442
Richard Goodman	79,560,490	533,943	196,649	6,707,442
José M. Gutiérrez	79,616,572	487,566	186,944	6,707,442
Frederick A. Henderson	79,605,701	491,620	193,761	6,707,442
Barb J. Samardzich	76,692,430	3,387,744	210,908	6,707,442

Proposal Two:

Adient’s shareholders ratified, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as Adient’s independent auditor for fiscal year 2020 and authorized, by binding vote, the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration by the following vote:

For	Against	Abstain
80,910,037	5,857,133	231,354

Proposal Three:

Adient’s shareholders approved, on an advisory basis, the compensation of Adient’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Vote
62,538,943	17,479,969	272,170	6,707,442

Proposal Four:

Adient’s shareholders approved the adoption of Adient’s Amended and Restated Director Share Plan by the following vote:

For	Against	Abstain	Broker Non-Vote
70,605,556	9,441,689	243,837	6,707,442

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: March 13, 2020	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary

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